EXHIBIT 24

                               POWERS OF ATTORNEY

                                                                     EXHIBIT 24

                                POWER OF ATTORNEY

         KNOW ALL BY THESE PRESENTS, that the undersigned constitutes and appoints Paula J. Shives, Joe R. Lee and Clarence Otis, Jr., and each of them, his or her true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for and in his or her name, place and stead, in any and all capacities, to sign the Annual Report on Form 10-K for the fiscal year ended May 28, 2000, and any and all amendments thereto and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as might or could be done in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them, or their substitute or substitutes may lawfully do or cause to be done by virtue hereof.


                                                     /s/ Daniel B. Burke
                                                     ---------------------------
                                                     Daniel B. Burke

Date: August 7, 2000

                                POWER OF ATTORNEY

         KNOW ALL BY THESE PRESENTS, that the undersigned constitutes and appoints Paula J. Shives, Joe R. Lee and Clarence Otis, Jr., and each of them, his or her true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for and in his or her name, place and stead, in any and all capacities, to sign the Annual Report on Form 10-K for the fiscal year ended May 28, 2000, and any and all amendments thereto and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as might or could be done in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them, or their substitute or substitutes may lawfully do or cause to be done by virtue hereof.


                                                     /s/ Odie C. Donald
                                                     ---------------------------
                                                     Odie C. Donald

Date: August 7, 2000

                                POWER OF ATTORNEY

         KNOW ALL BY THESE PRESENTS, that the undersigned constitutes and appoints Paula J. Shives, Joe R. Lee and Clarence Otis, Jr., and each of them, his or her true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for and in his or her name, place and stead, in any and all capacities, to sign the Annual Report on Form 10-K for the fiscal year ended May 28, 2000, and any and all amendments thereto and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as might or could be done in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them, or their substitute or substitutes may lawfully do or cause to be done by virtue hereof.


                                                     /s/ Julius Erving, II
                                                     ---------------------------
                                                     Julius Erving, II

Date: August 15, 2000

                                POWER OF ATTORNEY

         KNOW ALL BY THESE PRESENTS, that the undersigned constitutes and appoints Paula J. Shives, Joe R. Lee and Clarence Otis, Jr., and each of them, his or her true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for and in his or her name, place and stead, in any and all capacities, to sign the Annual Report on Form 10-K for the fiscal year ended May 28, 2000, and any and all amendments thereto and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as might or could be done in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them, or their substitute or substitutes may lawfully do or cause to be done by virtue hereof.


                                                     /s/ Michael D. Rose
                                                     ---------------------------
                                                     Michael D. Rose

Date: August 7, 2000

                                POWER OF ATTORNEY

         KNOW ALL BY THESE PRESENTS, that the undersigned constitutes and appoints Paula J. Shives, Joe R. Lee and Clarence Otis, Jr., and each of them, his or her true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for and in his or her name, place and stead, in any and all capacities, to sign the Annual Report on Form 10-K for the fiscal year ended May 28, 2000, and any and all amendments thereto and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as might or could be done in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them, or their substitute or substitutes may lawfully do or cause to be done by virtue hereof.


                                                     /s/ Hector de J. Ruiz
                                                     ---------------------------
                                                     Hector de J. Ruiz

Date: August 7, 2000

                                POWER OF ATTORNEY

         KNOW ALL BY THESE PRESENTS, that the undersigned constitutes and appoints Paula J. Shives, Joe R. Lee and Clarence Otis, Jr., and each of them, his or her true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for and in his or her name, place and stead, in any and all capacities, to sign the Annual Report on Form 10-K for the fiscal year ended May 28, 2000, and any and all amendments thereto and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as might or could be done in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them, or their substitute or substitutes may lawfully do or cause to be done by virtue hereof.


                                                     /s/ Maria A. Sastre
                                                     ---------------------------
                                                     Maria A. Sastre

Date: August 11, 2000

                                POWER OF ATTORNEY

         KNOW ALL BY THESE PRESENTS, that the undersigned constitutes and appoints Paula J. Shives, Joe R. Lee and Clarence Otis, Jr., and each of them, his or her true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for and in his or her name, place and stead, in any and all capacities, to sign the Annual Report on Form 10-K for the fiscal year ended May 28, 2000, and any and all amendments thereto and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as might or could be done in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them, or their substitute or substitutes may lawfully do or cause to be done by virtue hereof.


                                                     /s/ Jack A. Smith
                                                     ---------------------------
                                                     Jack A. Smith

Date: August 7, 2000

                                POWER OF ATTORNEY

         KNOW ALL BY THESE PRESENTS, that the undersigned constitutes and appoints Paula J. Shives, Joe R. Lee and Clarence Otis, Jr., and each of them, his or her true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for and in his or her name, place and stead, in any and all capacities, to sign the Annual Report on Form 10-K for the fiscal year ended May 28, 2000, and any and all amendments thereto and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as might or could be done in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them, or their substitute or substitutes may lawfully do or cause to be done by virtue hereof.


                                                     /s/ Rita P. Wilson
                                                     ---------------------------
                                                     Rita P. Wilson

Date: August 7, 2000

                                POWER OF ATTORNEY

         KNOW ALL BY THESE PRESENTS, that the undersigned constitutes and appoints Paula J. Shives, Joe R. Lee and Clarence Otis, Jr., and each of them, his or her true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for and in his or her name, place and stead, in any and all capacities, to sign the Annual Report on Form 10-K for the fiscal year ended May 28, 2000, and any and all amendments thereto and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as might or could be done in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them, or their substitute or substitutes may lawfully do or cause to be done by virtue hereof.


                                                     /s/ Bradley D. Blum
                                                     ---------------------------
                                                     Bradley D. Blum

Date: August 7, 2000

                                POWER OF ATTORNEY

         KNOW ALL BY THESE PRESENTS, that the undersigned constitutes and appoints Paula J. Shives, Joe R. Lee and Clarence Otis, Jr., and each of them, his or her true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for and in his or her name, place and stead, in any and all capacities, to sign the Annual Report on Form 10-K for the fiscal year ended May 28, 2000, and any and all amendments thereto and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as might or could be done in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them, or their substitute or substitutes may lawfully do or cause to be done by virtue hereof.


                                                     /s/ Richard E. Rivera
                                                     ---------------------------
                                                     Richard E. Rivera

Date: August 7, 2000

                                POWER OF ATTORNEY

         KNOW ALL BY THESE PRESENTS, that the undersigned constitutes and appoints Paula J. Shives, Joe R. Lee and Clarence Otis, Jr., and each of them, his or her true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for and in his or her name, place and stead, in any and all capacities, to sign the Annual Report on Form 10-K for the fiscal year ended May 28, 2000, and any and all amendments thereto and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as might or could be done in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them, or their substitute or substitutes may lawfully do or cause to be done by virtue hereof.


                                                     /s/ Blaine Sweatt, III
                                                     ---------------------------
                                                     Blaine Sweatt, III

Date: August 8, 2000